Exhibit 10.24

ASSIGNMENT OF RIGHTS CONTRACT
(BERNABÉ SILVA SÁNCHEZ AND AGUSTÍN MESITA / EJIDO DELGADO)

(English Translation from Spanish)

MINISTRY OF ECONOMY
COORDINATION UNIT FOR EXTRACTIVE ACTIVITIES
GENERAL DIRECTORATE OF MINES
DIRECTORATE OF THE PUBLIC REGISTRY OF MINING AND MINING RIGHTS
SUBDIRECTORATE OF THE PUBLIC REGISTRY OF MINING

Official Letter No. 610.-          05508 /2022
File No. – 404/2020
Subject: Registered document returned.

State of Mexico, October 19, 2022

MINERA ADULARIA EXPLORACIÓN,
S. DE R.L. DE C.V.
Attn: Alejandro Hernández Muñoz
Av. Nuevo León, No. 22, Int. Floor 4,
Hipódromo, C.P. 06100,
Cuauhtémoc, Ciudad de México.

By means of this letter, I hereby remit the document described below, duly registered with this Subdirectorate:

First Certified Copy of Instrument No. 23,635, dated November 20, 2020, by means of which BERNABÉ SILVA SÁNCHEZ and AGUSTÍN MESITA assign in favor of the EJIDO DELGADO PRIMERA AMPLIACION DE COMONFORT, GUANAJUATO 100% of the rights derived from the mining concession denominated: "EL MILAGRO", Title 239753, located in the Municipality of Comonfort, State of Guanajuato.

Sincerely,

Lic. Laura Araceli Cervantes Alejandre
Subdirector of the Public Registry of Mining

I.D. 202009RPM20457
ONE ANNEX
LACA/LOO

NOTARY 247
GUILLERMO A. VIGIL CHAPA

INSTRUMENT NUMBER 23,635

OF THE CERTIFIED COPY OF A DOCUMENT MADE AT THE REQUEST OF ATTORNEY
ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ.

NOTARY 247
GUILLERMO A. VIGIL CHAPA

BOOK FOUR HUNDRED THIRTY-THREE.EGA/PRG/EGA. INSTRUMENT TWENTY-THREE THOUSAND SIX HUNDRED THIRTY-FIVE. MEXICO CITY, on the twentieth of November of the year two thousand twenty. GUILLERMO AARÓN VIGIL CHAPA, Holder of Notary Number Two Hundred Forty-Seven, I hereby certify the CERTIFIED COPY of the document made at the request of Attorney Alberto Mauricio Vázquez Sánchez, pursuant to the following background, declarations, and clause:

B A C K G R O U N D

I.- The appearing party declares that Messrs. Bernabé Silva Sánchez and Agustín Mesita, in their capacity as "Holders", and the "EJIDO DE DELGADO" in the capacity of "Assignee", entered into a Contract for the Assignment of Rights derived from the mining concession covering the lot denominated "EL MILAGRO", Title "239753" (two three nine seven five three). Said document was ratified by Messrs. Agustín Mesita, Bernabé Silva Sánchez, and his spouse Mrs. Ma. Remedios Capulín Venancio, in their own right, and by Messrs. Aureliano Silva Hernández, Isidro Venancio Aguilar, and Gastón Silva Capulín, in their capacity as President, Secretary, and Treasurer of the Ejidal Commissariat of the Ejido of Delgado, Primera Ampliación de Comonfort, State of Guanajuato, before Attorney Luis Fernando Coello Rebolledo, Holder of Notary Number One of Comonfort, State of Guanajuato, under registration number "4771" (four seven seven one), folio "4297" (four two nine seven), volume forty-third, of the book of ratifications, on the ninth day of April of the year two thousand twenty.

Under number "ONE" I append to the annex of this instrument a copy of the document referenced in this background.

II.- The appearing party declares that for the purpose of registering the contract referenced in the foregoing background in the Public Registry of Mining, the appearing party presents himself before the undersigned Notary for the purpose of certifying the document referenced in the foregoing background.

C L A U S E

SOLE.- At the request of Attorney Alberto Mauricio Vázquez Sánchez, I hereby certify the Contract for the Assignment of Rights derived from the mining concession covering the lot denominated "EL MILAGRO", Title "239753" (two three nine seven five three) referenced in the first background of this instrument, which has been added to the annex under number "ONE".

I, THE NOTARY, HEREBY CERTIFY UNDER MY FAITH:

I.- That I fully identified myself as Notary before the appearing party.

II.- That in my judgment the appearing party has legal capacity by virtue of the fact that I observed no manifestations of natural incapacity and I have no knowledge that he is subject to civil incapacity.

III.- That I know the appearing party personally.

IV.- That the appearing party declares his personal particulars as follows:

Mexican national, originally from this city, born on the twenty-ninth day of December of nineteen seventy-one, single, with domicile at Avenida Paseo de las Palmas number seven hundred fifty-five, interior nine hundred two, Colonia Lomas de Chapultepec, Miguel Hidalgo, Mexico City, postal code eleven thousand, Attorney.

V.- That I had in view the documents cited in this instrument.

VI.- That any supplementary notes that may need to be recorded shall be added to the annex of this instrument under the number "TWO".

VII.- That I informed the appearing party of the penalties incurred by those who make false declarations before a Notary.

VIII.- That I made the appearing party aware of the right to personally read this instrument and to have its content explained to me, for which I informed him of its value, consequences, and legal scope.

IX.- That after this instrument was read and explained to the appearing party, he expressed his agreement and full understanding, signing on the twenty-third day of November of the year two thousand twenty, the same moment at which I authorize it. I so attest.

Signature of Attorney Alberto Mauricio Vázquez Sánchez.
Guillermo Vigil. Firma.
Authorizing seal.

THIS IS THE FIRST CERTIFIED COPY, FIRST IN ORDER, ISSUED FOR THE RECORD OF ATTORNEY ALBERTO MAURICIO VÁZQUEZ SÁNCHEZ, IN TWO PAGES, COLLATED AND PROTECTED BY KINEGRAMS, WHICH MAY NOT HAVE CONSECUTIVE NUMBERING. MEXICO CITY, ON THE TWENTY-THIRD OF NOVEMBER OF THE YEAR TWO THOUSAND TWENTY. I SO ATTEST.

CONTRACT FOR THE ASSIGNMENT OF RIGHTS ENTERED INTO, ON THE ONE HAND, BY MESSRS. BERNABÉ SILVA SÁNCHEZ AND AGUSTÍN MESITA, BOTH IN THEIR OWN RIGHT AND IDENTIFIED IN THIS DOCUMENT AS THE "HOLDERS", AND, ON THE OTHER HAND, IN THEIR OWN RIGHT, THE EJIDO DELGADO PRIMERA DOTACIÓN, (HEREINAFTER IDENTIFIED AS THE "ASSIGNEE"); REPRESENTED IN THIS ACT BY MESSRS. AURELIANO SILVA HERNANDEZ IN HIS CAPACITY AS PRESIDENT, ISIDRO VENANCIO AGUILAR IN HIS CAPACITY AS SECRETARY AND MR. GASTÓN SILVA CAPULÍN AS TREASURER OF THE EJIDAL COMMISSARIAT OF EJIDAL ASSETS, RESPECTIVELY, PURSUANT TO THE FOLLOWING DECLARATIONS AND CLAUSES:

D E C L A R A T I O N S

I.          The HOLDER declares in their respective own right:

1.          That Mr. Bernabé Silva Sánchez is Mexican by birth, of legal age, registered in the Federal Taxpayers Registry under key ___-______-___, with legal capacity to contract and to hold mining concessions, in accordance with the provisions of the Mining Law and its Regulations, and is the holder of 50% of the rights derived from the concession described below.

1. BIS.   That Mr. Agustín Mesita is Mexican by birth, of legal age, registered in the Federal Taxpayers Registry under key ___-______-___, with legal capacity to contract and to hold mining concessions, in accordance with the provisions of the Mining Law and its Regulations, and is the holder of 50% of the rights derived from the concession described below.

2.          That they are the sole co-holders of the mining concession covering the lot denominated: "EL MILAGRO", Title 239753, whose identifying data are as follows:

a)         "EL MILAGRO", mining concession, Title 239753, issued on February 15, 2012, located in the Municipality of Comonfort, Guanajuato, with a surface area of 400.0000 hectares, recorded under number 53, at page 27 of volume 392 of the Book of Mining Concessions of the Public Registry of Mining.

3.         That for the purposes of this Contract, the mining concession described in declaration I.2 shall be identified as the LOT, and that it is in the interest of the Ejido of which they are members, they have acted in representation of the Ejido itself and held the title to the mining concession covering the LOT.

4.          That the HOLDER is not required to submit work certification reports for the LOT by virtue of not being holders of mining concessions that collectively cover more than 1,000 hectares, and further declaring that no statistical or production reports have been submitted with respect to the LOT.

5.          That he is not current in fulfilling the obligation to pay all mining rights established by the Federal Law of Duties that correspond to the LOT.

In this regard, the HOLDER represents that as of the date of execution of this Contract, no official communication has been received from the General Directorate of Mines requiring any payment and that, in the event of receiving such communication, he shall notify the BENEFICIARY within 5 (five) calendar days following receipt of such official communication, so that the BENEFICIARY may be in a position to resolve the matter as it deems appropriate, always within the period established in the official communication issued, if any, by the General Directorate of Mines.

6.          That except as noted in declaration I.7 above, all rights derived from the LOT are free of any charge, lien, affectation, or limitation of ownership of any nature.

Likewise and in relation to the foregoing, as of the date of execution of this document, the HOLDER has not entered into any contract other than this Contract, nor has executed or will execute any act that may, in any way, limit the rights held over the LOT, for which reason the HOLDER represents the legitimacy and availability of the referenced rights.

7.          That the ASSIGNOR wishes to enter into this Contract for the Assignment of Rights derived from the mining concession covering the LOT with the ASSIGNEE.

II.         The ASSIGNEE declares through its representatives:

1.          That pursuant to the provisions of Article 9 of the Agrarian Law, it is a legal entity with its own legal personality and assets, and is the owner of the surface land that was granted to it by presidential resolution, copies of which are attached to this legal instrument as annex one.

2.          That in accordance with the provisions of Articles 23, section V of the Agrarian Law, by Assembly held on ___ of ___________ of this year, the "ASSIGNEE" approved the execution of this Contract with respect to the LOT, which is located on common-use lands belonging to the "ASSIGNEE", identified on the map attached to this document as annex two, which having been signed by the parties forms an integral part of this document.

3.          That in accordance with the assembly resolution cited in the preceding point, under solemn oath to tell the truth, they declare that Messrs. Aureliano Silva Hernández, Isidro Venancio Aguilar, and Gastón Silva Capulín were authorized, in their capacity as President, Secretary, and Treasurer of the Ejidal Commissariat of Ejidal Assets respectively, to execute, sign, and ratify this Contract.

4.          That they accredit their authority by means of the Minutes of the Commissariat Election Assembly of the ASSIGNEE held on ___ of ____________ of _______, a copy of which is attached to this legal instrument as annex three, and they identify themselves with voter credentials issued by the Federal Electoral Institute, copies of which are attached hereto as annex four, declaring under solemn oath to tell the truth that such authority has not been modified, restricted, or revoked in any form.

5.          That the ASSIGNEE declares knowledge of the legal status of the LOT.

6.         That the ASSIGNEE wishes to acquire from the HOLDER all the rights and obligations derived from the mining concession title covering the LOT, for which reason the ASSIGNEE wishes to enter into this Contract with the ASSIGNOR for the purpose of acquiring the same, under the terms of this document, considering that Messrs. Bernabé Silva Sánchez and Agustín Mesita have always held the title to the mining concession covering the LOT in representation of the Ejido of which they are members.

Based on the foregoing declarations, the parties agree to the following:

C L A U S E S

FIRST.         The HOLDER hereby transmits to the ASSIGNEE, and the ASSIGNEE acquires for itself, without reservation or limitation whatsoever, pursuant to Article 23 of the Mining Law, the title and all rights derived from the mining concession title covering the LOT; the foregoing under the terms and conditions agreed in this document.

This assignment of rights shall take effect under the terms of this Contract and in accordance with the Mining Law and its Regulations.

SECOND.       By virtue of the fact that Messrs. Bernabé Silva Sánchez and Agustín Mesita have acted as holders of the mining concession covering the LOT in representation of the Ejido, this Assignment of Rights is made gratuitously in favor of the Ejido.

The foregoing notwithstanding, since both parties acknowledge that the HOLDER are members of the ASSIGNEE (Ejido) and that during the time they held the rights derived from the mining concession covering the LOT, they always did so in the name and on behalf of the ASSIGNEE, in accordance with the instructions received for such purpose and in accordance with the Customs and Usages of the Ejido itself.

THIRD.         All expenses and fees incurred by virtue of this Contract shall be borne by the ASSIGNEE.

FOURTH.    The ASSIGNEE releases the HOLDER from any liability derived from the mining concession title covering the LOT, the ASSIGNEE further committing, as of the date of ratification before a Notary of this Contract, to comply with each and every one of the obligations derived from the mining concession title covering the LOT, relieving the HOLDER of any obligation, including the payment of mining rights derived from the mining concession covering the LOT.

FIFTH.       The parties ratify the content and signatures of this Contract before a Notary Public and, for the purposes set forth in the first paragraph of Article 23 of the Mining Law, the ASSIGNEE expressly commits to request the registration of this Contract in the Public Registry of Mining.

This document having been read by the parties, they ratify it in all its terms and sign it for the proper record, on the ___ of March 2020, in the City of Celaya, Guanajuato.

THE HOLDER	THE HOLDER
[Signed] Bernabé Silva Sánchez	[Signed] Agustín Mesita

THE ASSIGNEE EJIDO "DELGADO PRIMERA DOTACIÓN"	THE ASSIGNEE EJIDO "DELGADO PRIMERA DOTACIÓN"
[Signed] Aureliano Silva Hernández / President	[Signed] Isidro Venancio Aguilar / Secretary

THE ASSIGNEE EJIDO "DELGADO PRIMERA DOTACIÓN"
[Signed] Gastón Silva Capulín / Treasurer

Number 04297 Four thousand two hundred ninety-seven
Volume XLIII Forty-third

In the city of Comonfort, Guanajuato. At twelve hours on the ninth day of April of the year 2020. Before me, Attorney Luis Fernando Coello Rebolledo, Notary Public number one, with residency in this city with domicile at Calle Juárez number 4, Centro zone, appeared for the purpose of certifying their signatures and the will expressed in the collateral document that is hereby certified in the session of mining rights. There appeared Messrs. Agustín Mesita declaring himself to be single, Bernabé Silva Sánchez who declares himself to be married, as well as Mrs. Ma. Remedios Capulín Venancio, his spouse, all of them in their capacity as assignors of mining rights to the El Milagro mining lot, registered in the Public Registry of Mining under Title 239753. Likewise appeared Aureliano Silva Hernández, Isidro Venancio Aguilar, and Gastón Silva Capulín in their capacity as President, Secretary, and Treasurer of the Ejidal Commissariat of the Ejido of Delgado, Primera Ampliación de Comonfort, Guanajuato. The appearing parties identify themselves as follows: Agustín Mesita with voter ID number 0638091937343, Bernabé Silva Sánchez with voter ID number 0638001214812, Mrs. Ma. Remedios Capulín, who is of my personal acquaintance, Venancio Aureliano Silva with voter ID number 02106575, Isidro Venancio with voter ID number 04099257, and Gastón Silva Capulín with voter ID number 0638035659723. Recognized in this act, they ratify the assignment of rights session, and the members of the Ejidal Commissariat ratify their signatures and accept the assignment in the name of the Ejido. The authority of the members of the Ejidal Commissariat is accredited by means of the Assembly Minutes dated November 11, 2018, at which the election process for the Ejidal Commissariat was verified as an agenda item, with the slate of Aureliano Silva, Isidro Venancio Aguilar, and Gastón Silva Capulín being proposed for President, Secretary, and Treasurer of the Ejidal Commissariat of the Ejido of Delgado, Primera Fracción. For President, Secretary, and Treasurer, Javier Tierra Blanca Silva, Lucio López Sánchez, and Juana Guerra Cruz were proposed as President Elect and Secretary of the Supervisory Council. Being a single slate, it was elected in accordance with the ejidatarios present, having taken the oath of law before the Assembly. This act was recorded with the National Agrarian Registry and was inscribed on October 2, 2019, registered with ejidos and communities No. 110090191116011943R. With the powers established in the Agrarian Law. Specifically Article 32.- The Ejidal Commissariat is the body responsible for executing the resolutions of the Assembly, as well as the administrative representation and management of the ejido. It shall be constituted by a President, a Secretary, and a Treasurer, as owners with their respective alternates. Likewise, it shall have the commissions and auxiliary secretaries designated by the internal regulations. This shall contain the form and scope of the functions of each member of the Commissariat; if nothing is provided, it shall be understood that its members shall function jointly. Article 33.- The powers and obligations of the Commissariat are: I. To represent the ejidal population nucleus and administer the ejido's common assets, within the terms established by the Assembly, with the powers of a general agent for acts of administration, litigation, and collections; II. To ensure strict compliance with the rights of the ejidatarios; III. To convene the Assembly under the terms of the law, as well as to comply with the resolutions passed by them; IV. To report to the Assembly on the work performed and on the movement of funds, as well as to inform it of the use of common-use lands and the condition in which they are found; V. Such others as the law and the ejido's internal regulations may designate. Article 99, section II.- The legal effects of the recognition of the Communal Assets Commissariat as an organ of representation and administrative management of the assembly of communeros are established under the terms of the communal statute and custom. Article 107.-All provisions applicable to communities by this law applicable to ejidos, to the extent they do not contravene the provisions of this Chapter.— For the foregoing, this act is hereby concluded, signed and subscribed by those present at the same, the ratification being recorded under number 4771 Four thousand seven hundred seventy-one, folio 4297 four thousand two hundred ninety-seven, volume XLIII forty-third.

[Signed] Agustín Mesita	[Signed] Bernabé Silva Sánchez

[Signed] Isidro Venancio Aguilar	[Signed] Aureliano Silva Hernández

[Signed] Gastón Silva Capulín	[Signed] Ma. Remedios Capulín

[Signed]
Lic. Luis Fernando Coello Rebolledo
Notary Public No. 1, Comonfort, Guanajuato

SECRETARY OF ECONOMY

404/2020

Registered under number 119 of volume 44 of the Book of Acts, Contracts, and Mining Agreements.

It is noted that this registration was made out of order because it was pending proper accreditation that the present assignment of rights was made for consideration (onerously); that the name of the assignee be specified, which is denominated EJIDO DELGADO PRIMERA AMPLIACION DE COMONFORT, GUANAJUATO; a circumstance recorded in point 8 of the Notarial Declaration of the Ejidal Commissariat dated September 30, 2022. Likewise it was documented by the party requesting registration that the cited mining concession was current in compliance with the obligations set forth in sections I and II of Article 27 of the Mining Law.

State of Mexico, October 14, 2022.

THE SUBDIRECTOR OF THE PUBLIC REGISTRY OF MINING

LIC. LAURA ARACELI CERVANTES ALEJANDRE

REG.-20457/2020
04553/2022
LOO*

NOTARIAL DECLARATION

THE UNDERSIGNED, AURELIANO SILVA HERNANDEZ, ISIDRO VENANCIO AGUILAR AND GASTON SILVA CAPULIN (PRESIDENT, SECRETARY AND TREASURER OF THE EJIDAL COMMISSARIAT OF EJIDO DELGADO PRIMERA DOTACIÓN DURING THE PERIOD 2019–2021), JOINTLY DECLARE UNDER SOLEMN OATH TO TELL THE TRUTH THAT:

1.          ON APRIL 9, 2020, THE UNDERSIGNED, IN THE NAME AND ON BEHALF OF EJIDO DELGADO PRIMERA DOTACIÓN (IDENTIFIED IN THIS DOCUMENT AS THE "EJIDO"), ENTERED INTO AND RATIFIED BEFORE A NOTARY A CONTRACT FOR THE ASSIGNMENT OF RIGHTS DERIVED FROM THE MINING CONCESSION COVERING LOT EL MILAGRO, TITLE 239753 (HEREINAFTER IDENTIFIED AS THE "LOT").

2.         THAT THE LOT WAS IN THE NAME OF MESSRS. BERNABÉ SILVA SANCHEZ AND AGUSTÍN MÉSITA, WHO, AT THE TIME THE EJIDO REQUESTED THE LOT, WERE THE COMPETENT AUTHORITIES TO SIGN ON BEHALF OF THE EJIDO.

3.         THAT THE MINING CONCESSION COVERING THE LOT HAS ALWAYS BEEN CONSIDERED, IN ACCORDANCE WITH THE CUSTOMS AND USAGES OF THE EJIDO, AS PROPERTY OF THE EJIDO ITSELF; THIS BY VIRTUE OF BEING LOCATED ON COMMON-USE LANDS OF THE EJIDO.

4.        THAT BY VIRTUE OF THE ASSIGNMENT OF RIGHTS BY MESSRS. BERNABÉ SILVA SANCHEZ AND AGUSTIN MESITA, AS THEY WERE REPRESENTATIVES OF THE EJIDO, THE EJIDO WAS NOT IN AGREEMENT WITH MAKING ANY PAYMENT TO SAID GENTLEMEN (WHO AT THE TIME WERE EJIDATARIOS AND WOULD ENJOY THE SAME BENEFITS AS ALL BASIC EJIDATARIOS OF THE EJIDO WITH RESPECT TO THE LOT) AS AN EJIDAL UNIT.

5.         THAT BY VIRTUE OF THE CONTRACT WITH THE COMPANY DENOMINATED MINERA ADULARIA EXPLORACIÓN S. DE R.L. DE C.V., SAID COMPANY, FOR THE PURPOSE OF PROCEEDING WITH THE ASSIGNMENT OF THE RIGHTS DERIVED FROM THE LOT TO THE EJIDO, MADE ON ITS OWN ACCOUNT THE PAYMENTS TO MESSRS. BERNABÉ SILVA SANCHEZ AND AGUSTIN MESITA AS IDENTIFIED IN THE RECEIPTS ATTACHED TO THIS DECLARATION AS SOLE ANNEX.

6.         BY VIRTUE OF THE FOREGOING, THE UNDERSIGNED DECLARE UNDER SOLEMN OATH TO TELL THE TRUTH THAT THE CITED PAYMENTS CORRESPOND TO THE ASSIGNMENT OF RIGHTS DERIVED FROM THE MINING CONCESSION COVERING THE LOT IN FAVOR OF THE EJIDO.

7.          THAT LIKEWISE THE EJIDO SHALL CONTINUE TO RESPECT ANY CONTRACT PREVIOUSLY REGISTERED WITH RESPECT TO THE LOT IN THE PUBLIC REGISTRY OF MINING, FOR WHICH IT IS RATIFIED THAT THE ASSIGNMENT OF RIGHTS IN FAVOR OF THE EJIDO WAS MADE WITHOUT

PREJUDICE TO THIRD PARTIES, AND THE AUTHORITY MAY MAKE SUCH ANNOTATIONS AS IT DEEMS APPROPRIATE WITH RESPECT TO SAID PRIOR CONTRACTS REGARDING THE LOT.

8.          FINALLY, IT IS DECLARED UNDER SOLEMN OATH TO TELL THE TRUTH THAT THE EJIDO IS DENOMINATED EJIDO DELGADO PRIMERA AMPLIACIÓN DE COMONFORT, GUANAJUATO; HOWEVER, IT IS EQUALLY KNOWN AS EJIDO DELGADO PRIMERA DOTACIÓN, RATIFYING FOR ALL APPLICABLE LEGAL PURPOSES THAT IT IS THE SAME EJIDO AND IS KNOWN OR IDENTIFIED INTERCHANGEABLY.

THIS MEANS THAT EJIDO DELGADO PRIMERA AMPLIACIÓN DE COMONFORT, GUANAJUATO IS THE SAME AS EJIDO DELGADO PRIMERA DOTACIÓN.

THIS DECLARATION IS RATIFIED FOR ALL APPLICABLE LEGAL PURPOSES.

COMONFORT, GUANAJUATO, SEPTEMBER 30, 2022

SINCERELY,

[SIGNED]
AURELIANO SILVA HERNANDEZ,
PRESIDENT OF THE EJIDAL COMMISSARIAT OF THE EJIDO AT THE TIME THE EJIDO ACQUIRES THE RIGHTS DERIVED FROM THE LOT

[SIGNED]
ISIDRO VENANCIO AGUILAR
SECRETARY OF THE EJIDAL COMMISSARIAT OF THE EJIDO AT THE TIME THE EJIDO ACQUIRES THE RIGHTS DERIVED FROM THE LOT

[SIGNED]
GASTON SILVA CAPULIN
TREASURER OF THE EJIDAL COMMISSARIAT OF THE EJIDO AT THE TIME THE EJIDO ACQUIRES THE RIGHTS DERIVED FROM THE LOT

Number 04297 Four thousand two hundred ninety-seven
Volume XLIII Forty-third

In the city of Comonfort Guanajuato on the fifteenth day of the month of April of 2020, before me, Lic. Luis Fernando Coello Rebolledo, Notary Public Number one in exercise in this city, with domicile at Calle Juárez number four, appeared Mr. J. Bernabé Silva Sánchez, who declares himself to be Mexican of legal age, ejidatario, identifying himself with voter ID number IDMEX1421362948, and who appears for the purpose of receiving from Attorney Mariano José Mejía López, on behalf of the company Minera Adularia Exploración S. de R.L. de C.V., the amount of $50,000.00 (Fifty Thousand Pesos 00/100 M.N.) as compensation. The appearing party declares and ratifies in each and every one of its parts the content of this document and acknowledges receipt of the money mentioned. For the record of such ratification, it is recorded in the book of ratifications under number 4775 Four thousand seven hundred seventy-five, folio 4300 four thousand three hundred, volume XLIII forty-third of my book of ratifications. I so attest.

[Signed] J. Bernabé Silva Sánchez	[Signed] Mariano José Mejía López

THIS IS THE FIRST TESTIMONY FAITHFULLY TAKEN FROM ITS ORIGINAL RECORDED IN FOLIO NUMBER 4300 (FOUR THOUSAND THREE HUNDRED) OF VOLUME XLIII (FORTY-THIRD). IT IS ISSUED TO LIC. MARIANO JOSE MEJÍA LÓPEZ FOR LEGAL USES IN COMONFORT ON THE 15TH (FIFTEENTH) DAY OF THE MONTH OF APRIL OF THE YEAR 2020 (TWO THOUSAND TWENTY).

I SO ATTEST.

[Signed] Lic. Luis Fernando Coello Rebolledo

Number 04296 Four thousand two hundred ninety-six
Volume XLIII Forty-third

In the city of Comonfort Guanajuato on the ninth day of the month of April of 2020, before me, Lic. Luis Fernando Coello Rebolledo, Notary Public number one in exercise in this city with domicile at Calle Juárez number four, appeared Mr. Agustín Mesita with voter ID number 0000015675649, as Mexican of legal age, ejidatario. He appears for the purpose of receiving from Attorney Mariano José Mejía López, on behalf of the company Minera Adularia Exploración S. de R.L. de C.V., the amount of $50,000.00 (Fifty Thousand Pesos 00/100 M.N.) as compensation. The appearing party declares and ratifies in each and every one of its parts the content of this document and acknowledges receipt of the money mentioned. For the record of such ratification, it is recorded in the book of ratifications under number 4772 Four thousand seven hundred seventy-two, folio 04296 four thousand two hundred ninety-six, volume XLIII, forty-third of my book of ratifications. I so attest.

[Signed] Agustín Mesita	[Signed] Mariano José Mejía López

[Signed] Lic. Luis Fernando Coello Rebolledo

RATIFICATION NUMBER 3,411 THREE THOUSAND FOUR HUNDRED ELEVEN
VOLUME XL FORTIETH

BEFORE THE UNDERSIGNED, ATTORNEY JUAN JOSÉ GUERRA GUERRA, HOLDER OF NOTARY PUBLIC NUMBER 4 (FOUR), IN LEGAL EXERCISE IN THE JUDICIAL DISTRICT OF COMONFORT, STATE OF GUANAJUATO, WITH RESIDENCY IN THE CITY OF COMONFORT, DOMICILE AT CALLE BENITO JUÁREZ NUMBER 3 (THREE), OFFICE 3 (THREE) UPSTAIRS, IN MY CITY OF REGISTRATION, THERE APPEARED MR. AURELIANO SILVIA HERNANDEZ, WHO DECLARED HIMSELF TO BE MEXICAN, ORIGINALLY FROM RANCHO DELGADO, MUNICIPALITY OF COMONFORT, STATE OF GUANAJUATO AND RESIDENT OF THE LOCALITY OF LANDIN, MUNICIPALITY OF COMONFORT, STATE OF GUANAJUATO, WITH PARTICULAR DOMICILE AT CALLE PASEO DE LA REFORMA NUMBER 5 (FIVE) OF THE AFOREMENTIONED LOCALITY, CIVIL STATUS MARRIED, OCCUPATION FARMER, DATE OF BIRTH JUNE 16 (SIXTEENTH) 1960 (NINETEEN SIXTY), IDENTIFYING HIMSELF BEFORE THE UNDERSIGNED BY MEANS OF VOTER ID WITH PHOTOGRAPH NUMBER IDMEX 1251901973 -ONE, ZERO, FIVE, ZERO, ONE, NINE, ZERO, ONE, NINE, SEVEN, THREE, TWO- ISSUED BY THE NATIONAL ELECTORAL INSTITUTE. LIKEWISE MR. GASTON SILVA CAPULIN, WHO DECLARED HIMSELF TO BE MEXICAN, ORIGINALLY FROM THE LOCALITY OF DELGADO DE ABAJO, MUNICIPALITY OF COMONFORT, STATE OF GUANAJUATO, WITH DOMICILE AT CALLE FRANCISCO VILLA 15 C (FIFTEEN LETTER C) OF THE AFOREMENTIONED LOCALITY, DATE OF BIRTH FEBRUARY 06 (SIXTH) 1966 (NINETEEN SIXTY-SIX), CIVIL STATUS MARRIED, OCCUPATION FARMER, IDENTIFYING HIMSELF BEFORE THE UNDERSIGNED BY MEANS OF VOTER ID WITH NUMBER IDMEX 2299127903 (TWO, TWO, NINE, NINE, ONE, TWO, SEVEN, NINE, ZERO, THREE). AND LIKEWISE MR. ISIDRO VENANCIO AGUILAR ROSAS, WHO DECLARED HIMSELF TO BE MEXICAN, ORIGINALLY FROM RANCHO LA HUERTA, JUVENTINO ROSAS, GUANAJUATO AND RESIDENT OF THE LOCALITY OF DELGADO DE ABAJO, MUNICIPALITY OF COMNFORT, STATE OF GUANAJUATO, WITH PARTICULAR DOMICILE AT CALLE FRANCISCO I MADERO NUMBER 13 A (THIRTEEN WITH LETTER A) OF THE AFOREMENTIONED LOCALITY AND DATE OF BIRTH MAY 15 (FIFTEENTH) 1962 (NINETEEN SIXTY-TWO), CIVIL STATUS MARRIED, OCCUPATION FARMER, IDENTIFYING THEMSELVES BEFORE THE UNDERSIGNED BY MEANS OF VOTER ID WITH PHOTOGRAPH, NUMBER IDMEX 1974644364 (ONE, NINE, SEVEN, FOUR, SIX, FOUR, FOUR, THREE, SIX, FOUR) ISSUED BY THE NATIONAL ELECTORAL INSTITUTE TO DECLARE THAT THEY RATIFY IN EACH AND EVERY PART THE CONTENT AND THAT IT IS THE NOTARIAL DECLARATION AND ITS TWO ANNEXES ON PLAIN PAPER, OF THIS SAME DATE, AND THAT THEY RECOGNIZE AS THEIR OWN THE SIGNATURES THAT APPEAR AT THE BOTTOM OF THE SAME, AS THEY ARE THE ONES THEY USE IN ALL THEIR BUSINESS, BOTH PUBLIC AND PRIVATE, SUBSCRIBING THEM AGAIN BEFORE MY PRESENCE; THE PRESENT RATIFICATION BEING RECORDED UNDER NUMBER 3,411 (THREE THOUSAND FOUR HUNDRED ELEVEN), VISIBLE ON FOLIO 003995 (ZERO, THREE, NINE, NINE, FIVE) ZERO, THREE, THOUSAND NINE HUNDRED NINETY-FIVE, OF VOLUME XL (FORTIETH) OF THE BOOK OF RATIFICATIONS.

IN THE CITY OF COMONFORT, STATE OF GUANAJUATO; ON THE 30 (THIRTIETH) DAY OF THE MONTH OF SEPTEMBER OF THE YEAR 2022 (TWO THOUSAND TWENTY-TWO). I SO ATTEST.

[Signed] AURELIANO SILVIA HERNANDEZ	[Signed] GASTON SILVA CAPULIN

[Signed] ISIDRO VENANCIO AGUILAR

ATTORNEY JUAN JOSÉ GUERRA GUERRA,
HOLDER OF NOTARY PUBLIC NUMBER 4
COMONFORT, GUANAJUATO, MEXICO.

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